                                                                         EX 10.3

            SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("SECOND AMENDMENT") is entered into as of the 30th day of September 2004 by and among LASALLE BANK NATIONAL ASSOCIATION ("LBNA"), as Administrative Agent and as a Lender, SOUTHWEST BANK OF ST. LOUIS ("SWB"), as a Lender, NATIONAL CITY BANK OF MICHIGAN/ILLINOIS ("NCB"), as a Lender, FIFTH THIRD BANK (SOUTHERN INDIANA) ("FTB"), as a Lender, and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBF"), as a Lender (collectively LBNA, SWB, NCB, FTB, and MLBF are referred to herein as "Lenders") and TALX CORPORATION, a Missouri corporation ("BORROWER"); and consented to by TALX UCM SERVICES, INC., a Missouri corporation ("TUS"), TALX EMPLOYER SERVICES, LLC, a Missouri limited liability company ("TES"), and TALX FASTIME SERVICES, INC., a Texas Corporation, f/k/a Ti 3, Inc. ("TFTS") (collectively TUS, TES, and TFTS are referred to herein as "GUARANTORS").

                               W I T N E S S E T H

      WHEREAS, Lenders have extended an Aggregate Revolving Loan Commitment in the face principal amount of $15,000,000.00 ("REVOLVING LOAN"), an Aggregate Term Loan A Commitment in the face principal amount of $58,000,000.00 ("TERM LOAN A"), and an Aggregate Term Loan B Commitment in the face principal amount of $10,000,000.00 ("TERM LOAN B") (the Revolving Loan, Term Loan A, and Term Loan B are collectively referred to herein as the "LOAN") to Borrower pursuant to that certain Amended and Restated Loan Agreement dated as of March 31, 2004 by and among Administrative Agent, Lenders and Borrower ("AMENDED AND RESTATED LOAN AGREEMENT") as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of September 9, 2004 by and among Administrative Agent, Lenders, and Borrower ("FIRST AMENDMENT");

      WHEREAS, the Loan is evidenced by a series of Term Notes for Term Loan A and Term Loan B executed by Borrower and dated March 31, 2004 (collectively the "TERM NOTES"); and by a series of Revolving Notes executed by Borrower and dated March 31, 2004 (collectively the "REVOLVING NOTES");

      WHEREAS, the Loan is guaranteed by a Guaranty executed by Ti 3, Inc. (n/k/a TALX FasTime Services, Inc.) and dated March 27, 2002, by a Guaranty executed by James E. Frick, Inc. (n/k/a TALX UCM Services, Inc.) and dated March 27, 2002, and by a Guaranty executed by TES and dated March 31, 2004 (collectively the "GUARANTEES");

      WHEREAS, the Loan is secured by a Security Agreement executed by Borrower and dated March 27, 2002, a Security Agreement executed by Ti 3, Inc. (n/k/a TALX FasTime Services, Inc.) and dated March 27, 2002, a Security Agreement executed by James E. Frick, Inc. (n/k/a TALX UCM Services, Inc.) and dated March 27, 2002, and a Security Agreement executed by TES and dated March 31, 2004 (collectively the "SECURITY AGREEMENTS"); and is further secured by a Stock Pledge of Ti 3 stock in favor of LBNA executed by Borrower and dated March 27, 2002 and a Stock Pledge of TALX UCM Services, Inc. stock in favor of LBNA executed by Borrower and dated March 26, 2003 (collectively the "STOCK PLEDGE AGREEMENTS");

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      WHEREAS, the Amended and Restated Loan Agreement, First Amendment, Term
Notes, Revolving Notes, Guarantees, Security Agreements, Stock Pledge Agreements, and all agreements, documents, certificates, instruments, reimbursement agreement between Borrower, Guarantors and Lenders and other writings executed from time to time in connection therewith or related hereto are collectively referred to herein as the "LOAN DOCUMENTS";

      WHEREAS, Borrower hereby requests Lenders' consent to extend the date upon which the Borrower's right to request an advance under Term Loan A and/or Term Loan B expires as more specifically set forth herein;

      WHEREAS, all capitalized terms used herein, and not otherwise defined herein, have the meaning given to them in the Amended and Restated Loan Agreement.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

      1.    AMENDMENTS.

      Upon the satisfaction of the conditions precedent set forth herein, the Amended and Restated Loan Agreement shall be amended as follows:

            a) 3.2.1.1. AGGREGATE TERM LOAN A. Section 3.2.1.1 of the Amended and Restated Loan Agreement shall be revised and amended so that the date "September 30, 2004" is replaced with the date "December 31, 2004."

            b) 3.2.1.2. AGGREGATE TERM LOAN B. Section 3.2.1.2 of the Amended and Restated Loan Agreement shall be revised and amended so that the date "September 30, 2004" is replaced with the date "December 31, 2004."

            c) 7.2.1 BORROWER REQUESTS. Section 7.2.1 of the Amended and Restated Loan Agreement shall be revised and amended so that the date "September 30, 2004" is replaced with the date "December 31, 2004."

            d) EXHIBIT 16.4. ADJUSTMENT TO MAXIMUM RATIO OF TOTAL INDEBTEDNESS TO EBITDA. The first sentence of paragraph 1 and paragraph 2 of Exhibit 16.4 of the Amended and Restated Loan Agreement shall be revised and restated so that the date "September 30, 2004" is replaced with the date "December 31, 2004."

            e) EXHIBIT 16.6. ADJUSTMENT TO MINIMUM EBITDA. The first sentence of paragraph 1 and paragraph 2 of Exhibit 16.6 of the Amended and Restated Loan Agreement shall be revised and restated so that the date "September 30, 2004" is replaced with the date "December 31, 2004."

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      2.    CONDITIONS PRECEDENT TO THIS SECOND AMENDMENT.

      As a condition precedent to Lenders' consent to amend the Amended and Restated Loan Agreement as described herein and to the effectiveness of this Second Amendment, the following must have been satisfied:

            a) This Agreement. Borrower, TUS, TES, TFTS and Lenders shall have executed and delivered this Second Amendment to Administrative Agent's possession.

            b) Representations and Warranties. The Representations and Warranties, as set forth in Section 12 of the Amended and Restated Loan Agreement, shall be true and correct as of the date of this Second Amendment.

            c) Compliance with Loan Documents. The Borrower and Guarantors shall be in full compliance with all of the terms and conditions of the Loan Documents, and there shall be no Existing Default thereunder, and no Default or Event of Default shall have occurred and be continuing thereunder or shall result after giving effect to this Second Amendment.

      3.    MISCELLANEOUS.

            a) Loan Documents Continue. Except as specifically amended by this Second Amendment, all of the terms, provisions, conditions, agreements, covenants, representations, warranties and powers contained in the Loan Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed and are incorporated herein by reference. Reference to this Second Amendment need not be made in any note, document, letter, certificate, the Amended and Restated Loan Agreement itself, the Loan Documents, the Security Documents, or any communication issued or made pursuant to or with respect to the Amended and Restated Loan Agreement, the Loan Documents or the Security Documents; any reference to the Amended and Restated Loan Agreement being sufficient to refer to the Amended and Restated Loan Agreement as amended hereby. In no manner shall this Second Amendment impair the Loan Documents or Security Documents, the rights, remedies obligations, liabilities, liens or security interests represented thereby, nor shall any such rights, remedies, obligations, liabilities, liens or security interests be in any manner waived or impaired, diminished or discharged hereby.

            b) Counterparts. This Second Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Second Amendment to produce or account for more than one counterpart signed by the party to be charged.

            c) Consent of Guarantors. Each of the Guarantors acknowledge and consent to the execution of this Second Amendment by the Borrower and acknowledges that this consent is not required under the terms of the Guaranty and that the execution hereof by the Guarantors shall not be construed to require the Lenders to obtain their acknowledgment to any future amendment, modification or waiver of any term of the Amended and Restated Loan Agreement except as otherwise provided in said Guaranty. Each of the Guarantors hereby agree that the Guaranty shall apply to all indebtedness, obligations and liabilities of the Borrower to the

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Lenders under the Amended and Restated Loan Agreement, as amended pursuant to this Second Amendment, and that the Guaranty shall be and remain in full force and effect.

                           (Signature pages are next.)

      IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date first written above.

                              LASALLE BANK NATIONAL ASSOCIATION,
                              AS ADMINISTRATIVE AGENT AND A LENDER

                              By: /s/ Tom Harmon
                                  ----------------------------------------

                              Print Name: Tom Harmon

                              Title: EVP

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      IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date first written above.

                              SOUTHWEST BANK OF ST. LOUIS, AS A LENDER

                              By: /s/ Robert E. Otto, Jr.
                                  ----------------------------------------

                              Print Name: Robert E. Otto, Jr.
                                          --------------------------------

                              Title: Vice President
                                     -------------------------------------

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      IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date first written above.

                              NATIONAL CITY BANK OF MICHIGAN/ILLINOIS,
                              AS A LENDER

                              By: /s/ Andrew J. Walshaw
                                  ----------------------------------------

                              Print Name: Andrew J. Walshaw
                                          --------------------------------

                              Title: Senior Vice President
                                     -------------------------------------

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      IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date first written above.

                              FIFTH THIRD BANK (SOUTHERN INDIANA), AS A LENDER

                              By: /s/ Shawn D. Hagan
                                  ----------------------------------------

                              Print Name: Shawn D. Hagan
                                          --------------------------------

                              Title: Vice President
                                     -------------------------------------

      IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date first written above.

                              MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., AS A LENDER

                              By: /s/ Phillip J. Salter
                                  ----------------------------------------
                              Print Name: Phillip J. Salter
                                          --------------------------------
                              Title: Vice President
                                     -------------------------------------

      IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date first written above.

                              BORROWER:

                              TALX CORPORATION, A MISSOURI CORPORATION,
                              AS BORROWER

                              By: /s/ L. Keith Graves
                                  ----------------------------------------
                              Print Name: L. Keith Graves
                                          --------------------------------
                              Title: CFO
                                     -------------------------------------

CONSENTED TO as of the date first written above.

                              GUARANTORS:

                              TALX FASTIME SERVICES, INC. A TEXAS CORPORATION

                              By: /s/ L. Keith Graves
                                  ----------------------------------------
                              Print Name: L. Keith Graves
                                          --------------------------------
                              Title: CFO
                                     -------------------------------------

                              TALX UCM SERVICES, INC., A MISSOURI CORPORATION

                              By: /s/ L. Keith Graves
                                  ----------------------------------------
                              Print Name: L. Keith Graves
                                          --------------------------------
                              Title: CFO
                                     -------------------------------------

                              TALX EMPLOYER SERVICES, LLC, A MISSOURI LIMITED LIABILITY COMPANY

                              By: /s/ L. Keith Graves
                                  ----------------------------------------
                              Print Name: L. Keith Graves
                                          --------------------------------
                              Title: CFO
                                     -------------------------------------